                                                                    EXHIBIT 99.3
                                ESCROW AGREEMENT

This Escrow Agreement is entered into as of the 15th day of October, 2002.

AMONG:


         WILTEL COMMUNICATIONS GROUP, INC., a Nevada corporation

         (HEREINAFTER referred to as the "Company"),

                                                              OF THE FIRST PART,

                                     - and -

         THE WILLIAMS COMPANIES, INC., a Delaware corporation

         (HEREINAFTER referred to as "TWC"),

                                                             OF THE SECOND PART,

                                     - and -

         LEUCADIA NATIONAL CORPORATION, a New York corporation

         (HEREINAFTER referred to as "Leucadia"),

                                                              OF THE THIRD PART,

                                     - and -

         THE BANK OF NEW YORK, a New York banking institution

         (HEREINAFTER referred to as the "Escrow Agent"),

                                                              OF THE FOURTH PART

                                    RECITALS

The parties hereto acknowledge the veracity of the following recitals:

A. On September 30, 2002, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order confirming Williams Communications Group, Inc.'s ("WCG") Second Amended Joint Chapter 11 Plan of Reorganization dated August 12, 2002 (as subsequently modified, the "Plan").

B. WCG and Leucadia are parties to an Investment Agreement dated as of July 26, 2002, as amended on September 30, 2002 and October 15, 2002 (the "Investment Agreement"), pursuant to which Leucadia will invest on the effective date of the Plan (the "Effective Date") $150,000,000 (the "Company Purchase Price") in the Company in exchange for 20.45% of the common stock (the "Common Stock") of the Company.

C. Pursuant to the Plan, TWC and Leucadia are parties to a Purchase and Sale Agreement dated as of July 26, 2002, as amended on October 15, 2002 (the "Claims Purchase Agreement"), pursuant to which TWC will sell and assign to Leucadia on the Effective Date certain claims against WCG (the "TWC Assigned Claims") for the aggregate sum of $180,000,000 (the "TWC Purchase Price"). Pursuant to the Plan, on the Effective Date, Leucadia will receive a distribution in satisfaction of the TWC Assigned Claims in the amount of 24.55% of the Common Stock, subject to reduction to 23.55% as provided in the Plan.

D. WCG, Williams Communications, LLC ("WCL") and the Company have applied to the Federal Communications Commission (the "FCC") for approval from the FCC to transfer control of all of the Licenses (as defined below) to the Company in connection with the consummation of the Plan and have received grants of special temporary authority (collectively, "STAs") in connection therewith.

E. The Company, TWC and Leucadia have agreed that in connection with the receipt of the STAs and the issuance of the Company Common Stock and the TWC Common Stock, Leucadia will (i) pay $1,000 to the Company for the Company Common Stock (as defined below), (ii) deposit the Company Letter of Credit (as defined below) and the TWC Letter of Credit (as defined below) into escrow, and (iii) complete the transactions contemplated by the Investment Agreement and the Claims Purchase Agreement on the date hereof which is prior to the receipt of FCC Approval (as defined below), which the parties hereto have acknowledged is good, valid and sufficient consideration for the issuance of such Common Stock. The Company, TWC and Leucadia have also agreed that in connection with the receipt of the STAs, Leucadia will deposit into escrow (i) an irrevocable standby letter of credit (the "Company Letter of Credit") with a face amount equal to $151,000,000, (ii) an irrevocable standby letter of credit (the "TWC Letter of Credit" and, together with the Company Letter of Credit, the "Letters of Credit") with a face amount equal to $181,000,000, and (iii) the Director Resignations (as defined below), pending receipt by the Company of FCC Approval (as defined below). Each Letter of Credit will be issued for the sole benefit of the Escrow Agent and have an expiration date of March 14, 2003. The issuing bank's fee for the Company Letter of Credit is $302,000



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and the issuing bank's fee for the TWC Letter of Credit is $362,000, each of which will be paid in advance by Leucadia.

F. The Company and TWC will deposit into escrow those executed agreements, instruments, instructions and other documents relating to the transfer of certain real property and other assets pursuant to the terms of the Real Property Purchase and Sale Agreement dated as of July 26, 2002, as amended on October 15, 2002, by and between Williams Headquarters Building Company ("WHBC"), Williams Technology Center, LLC ("WTC"), WCL, WCG, Williams Aircraft Leasing, LLC and WilTel Communications Group, Inc., which agreements, instruments, instructions and documents are listed on Schedule B hereto (collectively, the "Building Purchase Closing Documents").

G. In furtherance of all of the foregoing, the Company, TWC and Leucadia have determined to execute this Escrow Agreement (as amended, supplemented or otherwise modified from time to time in accordance herewith, the "Escrow Agreement") the material terms of which have previously been approved by the Bankruptcy Court pursuant to an Order dated September 30, 2002.

H. Pursuant to this Escrow Agreement, the Company, TWC and Leucadia have each appointed the Representatives (as defined below) to represent them for all purposes in connection with the Escrowed Property (as defined below) to be deposited with the Escrow Agent and with this Escrow Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.       INTERPRETATION

         1.1 Definitions. For the purposes of this Escrow Agreement or any notice or other communication required or permitted to be given hereunder, in addition to terms defined elsewhere in this Agreement, the following words and phrases will have the following meanings, respectively:

         (a) "ADMINISTRATIVE AGENT" means Bank of America, N.A., in its capacity as administrative agent under the WCL Credit Documents (as defined in the Plan) or any successor administrative agent.

         (b) "AFFILIATE" of any Person means any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise; provided that as such term is used in this Escrow Agreement Leucadia shall not be included as an Affiliate of the Company.

         (c) "BUILDING PURCHASE ESCROWEE" means Lawyers Title Insurance Corporation.

         (d) "COMPANY BUILDING PURCHASE CLOSING DOCUMENTS" means those agreements set forth on Schedule B under the heading "Company Building Purchase Closing Documents."

         (e) "COMPANY COMMON STOCK" means the 10,225,000 shares of Common Stock issued to Leucadia pursuant to the Investment Agreement.

         (f) "DIRECTOR RESIGNATIONS" means the resignations, effective on the date on which the Escrow Agent releases and delivers the Escrowed Property and other documents pursuant to Section 5.2 of this Escrow Agreement, of each of Ian M. Cumming, Joseph S. Steinberg, Alan J. Hirschfield and Jeffrey C. Keil from the Board of Directors of the Company, copies of which are attached hereto as Exhibit C, and any additional resignations delivered in accordance with Section 5.6 hereof.

         (g) "ESCROWED PROPERTY" means the Letters of Credit, the Building Purchase Closing Documents and the Director Resignations.

         (h)      "FCC APPROVAL" means any one of the following:

                  (i) the issuance of one or more written orders or public notices by the FCC setting forth the FCC's action approving, without a Materially Adverse FCC Condition, the transfer of control of all of the Licenses to the Company to which no objection was filed with the FCC as to any of the applications for FCC consent to the transfer of control prior to the release of such orders or public notices, other than an objection filed at the behest of Leucadia;

                  (ii) the issuance of one or more written orders or public notices by the FCC setting forth the FCC's action approving, without a Materially Adverse FCC Condition, the transfer of control of all of the Licenses to the Company to which one or more objections were filed with the FCC as to any of the applications for FCC consent to the transfer of control prior to the release of such orders or public notices, other than an objection filed at the behest of Leucadia, but such approvals have nonetheless become FCC Final Orders prior to February 28, 2003; or

                  (iii) the issuance of one or more written orders or public notices by the FCC setting forth the FCC's action approving, without a Materially Adverse FCC Condition, the transfer of control of all of the Licenses to the Company, to which one or more objections were filed with the FCC as to any of the applications for FCC consent to the transfer of control prior to the release of such orders or public notices, other than at the behest of Leucadia, and such approvals have not become FCC Final Orders but each such objection has either been resolved to Leucadia's reasonable satisfaction or Leucadia has waived the objection or any resolution thereof, in either case by written statement so stating.

         (i) "FCC FINAL ORDERS" means that the FCC Approval is no longer subject to administrative or judicial review, specifically, that the time within which any party in interest other than the FCC may seek administrative or judicial reconsideration or review of the FCC Approval under the rules of the FCC has expired and no petition for such reconsideration or review was timely filed with the FCC or with the appropriate court, and the time within which the FCC may review the FCC Approval on its own motion has expired and the FCC has not undertaken such review.

         (j) "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         (k) "INDEPENDENT DIRECTOR" means an individual who is a member of the Board of Directors of the Company who (a) is "independent" of the Company within the meaning of (i) the rules of the New York Stock Exchange or if the Company is listed or traded on another stock exchange, the principal stock exchange on which the Company's common stock is listed or traded and (ii) applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) is not a Related Investor Party pursuant to any of clauses (a) - (d) of the definition of Related Investor Party, and (c) is not an officer or employee of the Company or any of its Affiliates.

         (l) "LICENSES" means those licenses issued by the FCC to WCL set forth on the attached Schedule A.

         (m) "LIMITED FCC APPROVAL" means the issuance of one or more written orders or public notices by the FCC setting forth the FCC's action approving, without a Materially Adverse FCC Condition, the transfer of control of all of the Licenses to the Company, to which one or more objections were filed with the FCC as to any of the applications for FCC consent to the transfer of control prior to the release of such orders or public notices, other than at the behest of Leucadia, and such approvals have not become Final FCC Orders.

         (n) "MATERIALLY ADVERSE FCC CONDITION" means a condition imposed by the FCC in connection with FCC Approval which is materially adverse to either the Company or Leucadia, other than a condition that includes an admonishment by the FCC against the Company, a referral of the matter for further FCC enforcement action against the Company and/or a monetary sanction imposed by the FCC against the Company.

         (o) "PERSON" means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a trust or other entity or organization, including without limitation a government or political subdivision or an agency or instrumentality thereof.

         (p) "PURCHASER DESIGNEE" means any person designated by Leucadia for election to the Board of Directors of the Company in accordance with Section 3.1 of the Stockholders Agreement.

         (q) "RELATED INVESTOR PARTY" means any of the following: (a) an individual who is not "independent" of Leucadia and its Affiliates within the meaning of the rules of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) an individual who is an Affiliate of Leucadia or an officer, director or employee of Leucadia and/or its Affiliates, (c) an individual or entity that is the beneficial owner of more than 10% of the voting power of Leucadia and/or its Affiliates, (d) an individual or entity that has any relationship of the type that would be required to be disclosed by Leucadia and/or its Affiliates under Item 404(b) of Regulation S-K under the Securities Exchange Act of 1934 and the Securities Act of 1933 if Leucadia and/or its Affiliates were the "registrant" and the individual was a director or nominee for election as a director to the board of directors of Leucadia and/or its Affiliates, and (e) any Purchaser Designee that is not an Independent Director.

         (r)      "REPRESENTATIVE" means Michael Diament for the Company, Jack
                  D. McCarthy for TWC and Joseph A. Orlando for Leucadia, or any other person hereafter designated in a writing signed by either the Company, TWC or Leucadia (as applicable) to act as its "Representative" which writing shall be delivered to the Escrow Agent and the other Representatives in accordance with the notice provisions of this Escrow Agreement. The Representative will at all times be an officer or member of the Board of Directors of the respective entity who is duly authorized to act in such capacity.

         (s) "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated as of October 15, 2002 between Leucadia and the Company.

         (t) "TWC BUILDING PURCHASE CLOSING DOCUMENTS" means those agreements set forth on Schedule B under the heading "TWC Building Purchase Closing Documents."

         (u) "TWC COMMON STOCK" means the 11,775,000 shares of Common Stock distributed to Leucadia in satisfaction of the TWC Assigned Claims pursuant to the Plan.

2.       EFFECTIVE DATE

Pursuant to the Plan, this Escrow Agreement is executed and delivered contemporaneously with consummation of the Plan and shall become effective upon the execution and delivery to the Escrow Agent of the Escrowed Property.



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3.       ESCROW

Leucadia has delivered the Letters of Credit and the Director Resignations and the Company and TWC have delivered the Building Purchase Closing Documents to the Escrow Agent.

4.       RELEASE OF ESCROWED PROPERTY UPON FCC APPROVAL

         4.1 FCC Approval Notice. Immediately upon the Company's receipt of FCC Approval or the written consent of Leucadia to release the Escrowed Property in accordance with the terms of this Section 4, the Chief Executive Officer (the "CEO") and the Chief Financial Officer (the "CFO") of the Company, solely at the direction of a majority of the Independent Directors, shall deliver a notice (the "FCC Approval Notice") in writing to the Escrow Agent, with a copy to each of TWC, Leucadia and its FCC counsel, the Administrative Agent and the Building Purchase Escrowee, (a) certifying that FCC Approval has been granted and the basis on which FCC Approval has been provided (i.e.: which of clauses (h)(i), (ii) or (iii) of Section 1.1 is applicable) or that Leucadia has consented in writing to release the Escrowed Property, (b) certifying that the representation and warranty of the Company set forth in Section 6 below is true and correct in all respects as of the date of the FCC Approval Notice, and (c) directing the Escrow Agent to release and deliver the Escrowed Property in accordance with
Section 4.2 below. The certifications in (a) and (b) of the previous sentence shall be true and correct on the date such notice is provided. Upon receipt by Leucadia of the FCC Approval Notice, Leucadia shall have two (2) business days to deliver a written notice to the Escrow Agent, with a copy to each of the Company, TWC and the Administrative Agent, objecting to the CEO's and CFO's certification in the FCC Approval Notice (a "Certification Objection"). If Leucadia delivers a timely Certification Objection, the Escrow Agent will act in accordance with Section 7(j) hereof and bring an action in the Bankruptcy Court for a determination of the respective rights of the parties with respect to the Escrowed Property and, at such time as any Bankruptcy Court order for release of the Escrowed Property has become final and non-appealable and the time for any appeal has expired (a "Final Order"), the Escrow Agent shall deliver and release the Escrowed Property in accordance with the order of such Bankruptcy Court or any other court or tribunal which the Bankruptcy Court directs shall resolve the dispute. If Leucadia (i) does not timely deliver a Certification Objection or
(ii) gives its written consent to the release of the Escrowed Property, then the Escrow Agent will promptly deliver and release the Escrowed Property as provided in Section 4.2 below.

         4.2 Releases Upon FCC Approval Notice. Subject to the terms of Section 4.1, after the receipt of the FCC Approval Notice and the expiration of the two
(2) business day period referred to in Section 4.1 above without the receipt by the Escrow Agent of a Certification Objection from Leucadia (or such shorter period of time as Leucadia may consent to in writing) or upon an instruction signed by all of the Representatives or a Final Order of the Bankruptcy Court for the release of the Escrowed Property, the Escrow Agent shall:

         (a) (i) submit a draw certificate and sight draft (in the form attached to the Company Letter of Credit) and the original Company Letter of Credit to the issuer of the Company Letter of Credit (the "Company Issuing Bank"), with a copy to each of the Company, TWC, Leucadia and the Administrative Agent, and
                  (ii) deliver and release the funds received from the Company Issuing Bank to the Company via



                                      -7-
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                  wire transfer to an account designated by the Company in
                  writing as soon as practicable after receipt thereof, which in no event shall be later than one business day following such receipt. The amount of the draw certificate and sight draft shall be for the sum of (A) the Company Purchase Price plus
                  (B) if such drawing occurs more than 47 days after the delivery of the Company Letter of Credit to the Escrow Agent, an amount equal to $6,412 multiplied by the number of days occurring during the period from the 48th day following such delivery of the Company Letter of Credit to (but not including) the business day immediately following the date of the draw certificate;

         (b) (i) submit a draw certificate and sight draft (in the form attached to the TWC Letter of Credit) and the original TWC Letter of Credit to the issuer of the TWC Letter of Credit (the "TWC Issuing Bank"), with a copy to each of the Company, TWC and Leucadia, and (ii) deliver and release the funds received from the TWC Issuing Bank to TWC via wire transfer to an account designated by TWC in writing as soon as practicable after receipt thereof, which in no event shall be later than one business day following such receipt. The amount of the draw certificate and sight draft shall be for the sum of (A) the TWC Purchase Price plus (B) if such drawing occurs more than 47 days after the delivery of the TWC Letter of Credit to the Escrow Agent, an amount equal to $7,694 multiplied by the number of days occurring during the period from the 48th day following such delivery of the TWC Letter of Credit to (but not including) the business day immediately following the date of the draw certificate;

         (c) deliver the Building Purchase Closing Documents to the Building Purchase Escrowee; and

         (d)      deliver the Director Resignations to Leucadia.

         4.3 Vyvx Sale.

         (a) Prior to the termination of this Escrow Agreement in accordance with Section 9, if Limited FCC Approval has been obtained, a majority of the six Independent Directors may determine to sell the Company's emerging markets business unit ("Vyvx"), provided, however, that the Independent Directors will first give Leucadia seven (7) days notice of its intention to do so (the "Seven Day Notice Period"). If Leucadia elects not to consent to the release of the Escrowed Property in accordance with Section 4.1 and Limited FCC Approval has been obtained, the Independent Directors may proceed to sell Vyvx at any time after thirty (30) days after the earlier of (i) the end of the Seven Day Notice Period or
                  (ii) delivery of notice by Leucadia to the Company that it will not consent to the release of the Escrowed Property; provided, however, that if after the Independent Directors have begun the process of selling Vyvx but prior to a closing thereof, the Escrowed Property is released pursuant to Section 4 hereof, then the decision to sell Vyvx shall be made by a majority of all of the members of the Board of Directors of the Company.



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         (b)      If Vyvx is sold pursuant to Section 4.3(a) and the Escrowed
                  Property has been released in accordance with Section 5 hereof, the Company may retain the proceeds of the Vyvx sale and shall not be required to pay down any outstanding debt owing to the Lenders (as defined in the Plan) as contemplated by Section 2.9(d) of the Credit Agreement (as defined in the Plan).

5.       PROCEDURES ON UNWIND

         5.1 Unwind. If the Escrowed Property has not otherwise been released pursuant to Section 4 hereof prior to February 28, 2003 and the Company has not delivered an FCC Approval Notice by February 28, 2003, then on February 28, 2003 or, if not practicable on such date, by the close of business on March 3, 2003, as a condition to the Escrow Agent's delivery and release of the Escrowed Property under Section 5.2 below and subject to Section 5.3, Leucadia shall (i) surrender to the Escrow Agent the stock certificate(s) representing the Company Common Stock (collectively, the "Company Stock Certificate"), together with an executed stock power in blank, and shall surrender to the Escrow Agent the stock certificate(s) representing the TWC Common Stock (collectively, the "TWC Common Stock Certificate") together with an executed stock power in blank, and (ii) deliver a notice in writing to the Escrow Agent, with a copy to the Company, TWC and the Administrative Agent: (a) acknowledging that Leucadia has surrendered to the Escrow Agent the Company Stock Certificate with an executed stock power in blank and the TWC Stock Certificate with an executed stock power in blank; and
(b) directing the Escrow Agent to deliver and release the Escrowed Property in accordance with Section 5.2 (the "Termination Notice"). The Company hereby covenants and agrees to immediately notify TWC, Leucadia and the Administrative Agent that it has received notice, either orally or in writing, that the approval of the FCC for the transfer of control to the Company of any of the Licenses has been denied. In such an event, Leucadia may deliver the Termination Notice (which must be signed by all of the Representatives in order to be effective) to the Escrow Agent prior to February 28, 2003.

         5.2 Releases Upon Termination Notice. Subject to the terms of Section
5.1 hereof, upon receipt by the Escrow Agent of the Termination Notice, the Company Stock Certificate and the TWC Stock Certificate, the Escrow Agent will deliver and release (a) the Company Letter of Credit to the Company Issuing Bank for cancellation (together with any certificate or other document required to terminate such Letter of Credit), (b) the TWC Letter of Credit to the TWC Issuing Bank for cancellation (together with any certificate or other document required to terminate such Letter of Credit), (c) to the Company, the Company Stock Certificate together with executed stock powers in blank for cancellation,
(d) to TWC or as directed by TWC, the TWC Stock Certificate together with the executed stock powers in blank, (e) to the Company, the Building Purchase Closing Documents and the Company Building Purchase Closing Documents for cancellation, (f) to TWC, the TWC Building Purchase Closing Documents for cancellation and (g) the Director Resignations to the Corporate Secretary of the Company.

         5.3 Extension Procedures. If the Escrowed Property has not otherwise been released pursuant to Section 4 hereof prior to February 28, 2003 and the Company has delivered an FCC Approval Notice by February 28, 2003, then the Escrowed Property shall remain in escrow and the parties shall follow the procedures outlined in Section 4.1 and 4.2 hereof; provided, however, that after the delivery of a Certification Objection, if any, if the Bankruptcy Court determines that FCC Approval has not been received, then Leucadia shall provide the items described in Section 5.1 hereof and the Escrowed Property shall be released pursuant to Section 5.2 hereof and the stock cancelled pursuant to Section 5.4 hereof.

         5.4 Cancellation of Stock. If the Escrowed Property has not otherwise been released pursuant to Section 4 hereof, for greater certainty, TWC, the Company and Leucadia hereby acknowledge and agree that upon the earlier of (i) the expiration of the Letters of Credit or (ii) the return of the Letters of Credit for cancellation, if Leucadia shall not have previously delivered to the Escrow Agent the Company Stock Certificate and the TWC Stock Certificate as required by Section 5.1 hereof, the shares of capital stock represented by the Company Stock Certificate shall be deemed to have been delivered to the Escrow Agent and automatically shall be cancelled on the books and records of the Company and the TWC Stock Certificate shall be deemed to have been surrendered by Leucadia to the Company for re-registration of the TWC Common Stock in the name of TWC, such TWC Stock Certificate automatically shall be cancelled on the books and records of the Company, and the TWC Common Stock shall be re-registered in the name of TWC and a new stock certificate representing the TWC Common Stock issued in the name of TWC shall be delivered by the Company to the Escrow Agent for release to TWC in accordance with Section 5.2 hereof.

         5.5 No Waiver. Neither the expiration, termination or return of any Letter of Credit nor the cancellation of the Company Stock Certificate or the TWC Stock Certificate or other release of Escrowed Property pursuant to this
Section 5 shall in any way be deemed to be a waiver by any of the parties of any claim they might have that the Escrowed Property should be or should have been, pursuant to the terms of this Escrow Agreement, released and delivered pursuant to Section 4.2.

         5.6 Resignations of Any Successor Directors. Leucadia hereby covenants and agrees that during the term of this Escrow Agreement upon the replacement of any member of the Board of Directors designated by Leucadia pursuant to the Stockholders Agreement, it will cause such replacement member to promptly deliver to the Escrow Agent, to be held in escrow pursuant to the terms hereof, his or her resignation, effective on the date on which the Escrow Agent delivers and releases the Escrowed Property and other documents pursuant to Section 5.2 of this Escrow Agreement.

         5.7 Further Procedures.

         (a) The Company and Leucadia agree that Section 5.1(d) of the Stockholders Agreement, Section 10(p) of the Registration Rights Agreement dated as of October 15, 2002 between the Company and Leucadia (the "Registration Rights Agreement"), and Section 18(b) of the Stockholders Rights and Co-Sale Agreement dated as of October 15, 2002 between the Company and Leucadia (the "Stockholders Rights and Co-Sale Agreement") shall not be amended without the prior written consent of TWC. TWC shall not have any rights or obligations under the Stockholders Agreement, the Registration Rights Agreement or the Stockholders Rights and Co-Sale Agreement in the event the TWC Common Stock is delivered or deemed delivered to TWC pursuant to the terms of Section 5 hereof.

         (b) The parties hereby agree that the term "TWC Common Stock" shall include any shares of Securities Holder Channeled Common Stock (as defined below) issued or otherwise transferred to Leucadia in accordance with the Plan following the date hereof and prior to the date Leucadia is required to surrender the TWC Stock Certificate with respect to the 11,775,000 shares of Common Stock to the Escrow Agent pursuant to Section 5.1 hereof, if any. Leucadia hereby agrees that to the extent it receives any shares of Securities Holder Channeled Common Stock in accordance with the Plan following the date Leucadia is required to surrender the TWC Stock Certificate to the Escrow Agent pursuant to Section 5.1 hereof, if at all, it shall deliver such shares to TWC and shall take all reasonably necessary action to effect the transfer of such shares to TWC. For purposes of this Section 5.7(b) the term "Securities Holder Channeled Common Stock" shall mean any Common Stock issued by the Company to WCG pursuant to the Plan in order to satisfy Securities Holder Channeled Actions (as defined in the
                  Plan).

6.       REPRESENTATION AND WARRANTY OF THE COMPANY

The Company hereby represents and warrants to Leucadia that the Licenses constitute all of the FCC licenses held by the Company and its subsidiaries and existing on the date of this Agreement that are used or useful in the business of the Company and its subsidiaries as of the date hereof.

7.       CONCERNING THE ESCROW AGENT

         (a) The Company, TWC and Leucadia agree to indemnify, jointly and severally, the Escrow Agent, and its officers, directors, employees and agents, for, and to hold it and each of them harmless against, any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including, without limitation, the cost and expenses of defending itself against any claim of liability; provided, however, that none of the Company, TWC or Leucadia will be liable for indemnification or otherwise for any loss, liability or expense to the extent arising out of the gross negligence, willful misconduct or bad faith of the Escrow Agent.

         (b) The Escrow Agent shall exercise the same degree of care toward the Escrowed Property as it exercises toward its own similar property and shall not be held to any higher standard of care under this Escrow Agreement, nor be deemed to owe any fiduciary duty to the Company, TWC or Leucadia.

         (c) The Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper Person, and shall not be liable to any party hereto in connection with the performance of its duties hereunder, except for its own gross negligence, willful misconduct or bad faith. The duties of the Escrow Agent shall be determined only with reference to this Escrow Agreement and applicable laws and the Escrow Agent is not charged with any knowledge of, or any duties or responsibilities in connection with, any other document or agreement. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel and shall be protected in any action taken or omitted in good faith in reliance on the advice or opinion of such counsel.

         (d) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

         (e) Nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as agent or otherwise in any jurisdiction other than the State of New York.

         (f) The Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement, any agreement amendatory or supplemental hereto or of any certificates, notices or other writings delivered to it hereunder.

         (g) The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

         (h) The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         (i) The Escrow Agent shall have the right at any time to resign hereunder (subject to a successor agent becoming a party hereto) by giving, at least thirty (30) days prior to the date specified for such resignation to take effect, written notice of its resignation to the Company, TWC, Leucadia and the Administrative Agent at the addresses set forth herein, or at such other addresses as the Company, TWC, Leucadia and the Administrative Agent shall provide. Upon the effective date of such resignation, all property then held by the Escrow Agent hereunder shall be delivered by it to a successor escrow agent selected by the Company, TWC and Leucadia. Such successor escrow agent shall be a bank or trust company in good standing organized and doing business under the laws of the United States or any state thereof, subject to examination by state or federal authorities, and having combined capital and surplus of not less than $500,000,000 which is authorized under the laws of its jurisdiction of incorporation to exercise corporate trust powers. If no successor escrow agent is appointed within thirty (30) days, the Escrow Agent may apply to a court of competent jurisdiction for such appointment, but shall remain Escrow Agent until a successor agent shall become a party hereto.

         (j) If the Escrow Agent should at any time be confronted with inconsistent claims or demands to the Escrowed Property, the Escrow Agent shall interplead the parties in the Bankruptcy Court, and request that such court determine the respective rights of the parties with respect to the Escrowed Property. In the event the Escrow Agent no longer holds any Escrowed Property, it shall be released from any obligation or liability as a consequence of any such claims or demands, other than those arising out of its gross negligence or willful misconduct.

         (k) In the event fund transfer instructions are given (other than in writing at the time of the execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on the call-back schedule attached hereto (the "Call-Back Schedule"), and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in the Call-Back Schedule, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of a party's executive officers, ("Executive Officers"), which shall include the titles of Chief Executive Officer, Executive Vice President, General Counsel and Secretary, as the Escrow Agent may select. Such "Executive Officer" shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company, TWC or Leucadia to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

         (l) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

         (m) Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised for the likelihood for such loss or damage and regardless of the form of action. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

         (n) Distribution of the funds received under the Letters of Credit shall not be subject to offset by the Escrow Agent for any payment or other obligations of the Company, TWC or Leucadia hereunder or otherwise, for any claim against any of the Company, TWC or Leucadia or for any other reason whatsoever.

8.       FEES

The fees of the Escrow Agent hereunder are as set forth on Schedule II attached hereto, which fees shall be nonrefundable and paid in advance one-third each by the Company, Leucadia and TWC. The Company, Leucadia and TWC also agree to pay on demand one-third each of the costs and expenses of the Escrow Agent (including the reasonable fees and expenses of counsel selected by the Escrow Agent) incurred in connection with its duties hereunder.

9.       TERMINATION

This Escrow Agreement will terminate upon the earlier of (a) the delivery of all Escrowed Property to the appropriate parties in accordance with the terms hereof or (b) the agreement in writing of each party hereto to terminate this Agreement, with notice of such termination promptly provided to the Administrative Agent.

10.      GOVERNING LAW

This Agreement will be construed in accordance with, and governed by, the laws of the State of New York.

11.      JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) Each of the Company, TWC and Leucadia (each a "Transaction Party" and collectively the "Transaction Parties") hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Bankruptcy Court, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Escrow Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the Bankruptcy Court.

         (b) It will be a condition precedent to each Transaction Party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in the Bankruptcy Court, and if each such court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court with jurisdiction.

         (c) No Transaction Party may move to (i) transfer any such suit, action or proceeding from the Bankruptcy Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in the Bankruptcy Court with a suit, action or proceeding in another jurisdiction, or (iii) dismiss any such suit, action or proceeding brought in the Bankruptcy Court for the purpose of bringing the same in another jurisdiction.

         (d) Each Transaction Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Escrow Agreement in the Bankruptcy Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each Transaction Party irrevocably consents to service of process in any manner permitted by law.

12.      WAIVER OF JURY TRIAL.

EACH OF THE TRANSACTION PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.      AMENDMENT

No change in, amendment to or waivers of any provisions of this Escrow Agreement will be valid unless set forth in writing and signed by all of the parties hereto; provided, however, the Company shall only agree to change, amend or waive any provision of this Escrow Agreement at the direction of a majority of the Independent Directors; provided, further, that any change, amendment or waiver of any provision relating to the delivery of the Director Resignations into or out of escrow shall be at the direction of a majority of the Independent Directors other than Purchaser Designees. Notice of such change, amendment or waiver shall be promptly provided to the Administrative Agent.

14.      CERTIFICATIONS AND OBJECTIONS

All certifications and objections to certifications to be delivered under this Escrow Agreement will be delivered simultaneously to all parties to this Escrow Agreement and the Administrative Agent pursuant to Section 18 below.

15.      COUNTERPARTS

This Escrow Agreement may be executed in any number of counterparts, and all such executed counterparts will together constitute one agreement. It will be necessary to account for only one such fully executed counterpart in proving this Escrow Agreement. A facsimile copy of a signature page shall be deemed to be an original signature page.

16.      SUCCESSORS, ASSIGNMENT

No party may assign this Escrow Agreement to any other Person without the prior written consent of all of the other parties hereto, provided however, that Leucadia may assign this Escrow Agreement in whole or in part to wholly owned Affiliates that agree to be bound by the terms of this Escrow Agreement, provided that Leucadia shall remain bound by the terms hereof. Notice of any assignment permitted by the terms of this Agreement shall be provided promptly to the Administrative Agent. This Escrow Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

17.      SEVERABILITY

If any provision of this Escrow Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Escrow Agreement will nonetheless remain in full force and effect.

18.      NOTICES

Any notices required, called for or to be sent under this Escrow Agreement will be in writing and sent by a nationally recognized overnight courier service properly marked for next business day delivery, by facsimile (with a copy to follow by delivery by overnight courier service) or by hand delivery, at the delivering party's expense, and addressed as follows:

         To the Company:

                  WilTel Communications Group, Inc.
                  One Technology Center
                  Tulsa, Oklahoma 74103
                  Attention: P. David Newsome, Jr., Esq.
                  Fax: (918) 547-0048

         with a copy to:

                  Michael Diament
                  301 Commerce Street
                  Suite 2974
                  Forth Worth, TX 76102
                  Fax: (817) 332-9606

                  and

                  Kirkland & Ellis
                  777 South Figueroa St.
                  Suite 3400
                  Los Angeles, CA 90017
                  Attention: Richard L. Wynne
                  Fax: (213) 680-8500
                  and

                  Jones, Day, Reavis & Pogue
                  222 East 41st Street
                  New York, New York 10017
                  Attention: Corinne Ball, Esq.
                  Fax: (212) 755-7306

         To TWC:

                  The Williams Companies, Inc.
                  One Williams Center
                  Tulsa, OK 74172
                  Attention: Jack D. McCarthy
                             Brian Shore, Esq.
                  Fax: (918) 573-4503

         with a copy to:

                  White & Case LLP
                  1155 Avenue of the Americas
                  New York, NY 10036
                  Attention: John Reiss, Esq.
                  Fax: (212) 354-8113

                  and

                  White & Case LLP
                  First Union Financial Center
                  200 South Biscayne Boulevard
                  Miami, FL 33131-2352
                  Attention: Thomas E. Lauria, Esq.
                  Fax: (305) 358-5744

          To Leucadia

                  Leucadia National Corporation
                  315 Park Avenue South
                  New York, New York 10010
                  Attention: Joseph Steinberg
                  Fax: (212) 598-3241

         with a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022

                  Attention: Michael L. Cook, Esq.
                             Michael R. Littenberg, Esq.
                  Fax: (212) 593-5955

                  and

                  Sidley Austin Brown & Wood, LLP
                  1501 K Street, N.W.
                  Washington, DC 20005
                  Attention: Mark D. Schneider
                  Fax: (202) 736-8711

         To the Escrow Agent:

                  The Bank of New York
                  101 Barclay Street - 8th Floor West
                  New York, NY 10286
                  Facsimile: (212) 815-5877
                  Attention: Matthew Louis

         To the Administrative Agent:

                  Bank of America, N.A.
                  901 Main Street - 66th Floor
                  Dallas, TX 75202-3714
                  Facsimile: (214) 209-3533
                  Attention: John W. Woodiel III

         with a copy to:

                  Clifford Chance US LLP
                  200 Park Avenue
                  New York, NY 10166
                  Facsimile: (212) 878-8375
                  Attention: Margot B. Schonholtz, Esq.
                             Elizabeth L. Benda, Esq.

          To the Building Purchase Escrowee:

                  Lawyers Title Insurance Company
                  c/o Guaranty Abstract Company
                  320 South S. Boulder
                  Tulsa, OK 74103
                  Facsimile: 918-582-2228
                  Attention: Arlene Philips
or such other address as any party provides to the others in writing during the term hereof in accordance with this Section. Any notice so given will be deemed delivered one (1) business day after deposit with such courier, in the case of delivery by overnight courier, or as of the date so telecommunicated or personally delivered.

19.      COMPANY GOVERNANCE

Any action or decision not to act by the Company or the Company's Representative with respect to its rights or obligations hereunder must be approved in writing by a majority of the Independent Directors, including, without limitation, (i) any action to obtain FCC Approval, (ii) any action to amend, waive or terminate any provision of this Escrow Agreement and (iii) to change the Representative of the Company. The Company shall take all such actions with respect to its rights and obligations hereunder as approved in writing or otherwise by a majority of the Independent Directors (and approval by a majority of all of the members of the Board of Directors of the Company shall not be required therefor). Notwithstanding the foregoing, any action or decision to act by the Company or the Company's Representatives for the expenditure of any funds with respect to the resolution of any objection to any written order or public notice by the FCC setting forth the FCC's action approving, without any Materially Adverse FCC Condition, the transfer of control of all of the Licenses to the Company shall be made by a majority of all of the members of the Board of Directors of the Company, provided, however, that a majority of the Independent Directors shall approve (and approval by a majority of all of the members of the Board of Directors of the Company shall not be required for) any action or decision to act by the Company or the Company's Representatives with respect to the expenditure of funds for the payment of the legal fees of the Company and for other expenditures in connection with resolving any such objection that would not be materially adverse to the Company. The Company will use its best efforts to cause the Board of Directors to establish a committee of the Board of Directors consisting of all of the Independent Directors (the "Independent Director Committee"). The Company shall use its best efforts to cause the Board of Directors to grant to such committee the authority to take any and all actions required or allowed to be taken by Independent Directors hereunder, including without limitation, the actions specified in Sections 13 and 19 hereof. All references herein to action required or allowed to be taken by Independent Directors shall be deemed to be references to actions of the Independent Director Committee. The provisions of this Section 19 will be reflected in the Bylaws of the Company and such provisions in the Bylaws cannot be amended without unanimous Board consent.

20.      COVENANT NOT TO SELL STOCK.

Leucadia agrees that, prior to February 28, 2003, or, if later, the release of the Escrowed Property pursuant to Section 5.3, it shall not transfer, sell, assign, pledge, hypothecate or otherwise dispose of the Company Common Stock or the TWC Common Stock, except to the Escrow Agent as specifically contemplated by
Section 5.1 hereof or to wholly owned Affiliates of Leucadia that agree to be bound by the terms of this Agreement.

21.      GOOD FAITH EFFORTS TO OBTAIN FCC APPROVAL

         (a) Each of the Company, TWC and Leucadia agrees to use its good faith efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to obtain FCC Approval as promptly as practicable.

         (b) The Company agrees to provide Leucadia, TWC, the Administrative Agent and their respective counsel with copies of any correspondence the Company or its counsel may receive from the FCC, its staff or any third party relating to any of the Licenses promptly after the receipt of such correspondence, and, prior to responding to or taking any action in connection with such correspondence, shall provide Leucadia and its counsel an opportunity to participate and shall provide TWC and its counsel an opportunity to participate provided that such participation is without delay, in the response of the Company to such correspondence, including by participating with the Company and its counsel in any discussions with the FCC, its staff or any applicable third party. The Company agrees to use its good faith efforts to keep Leucadia, TWC and the Administrative Agent promptly apprised of any material comments received from the FCC.

         (c) The Company and TWC agree to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to (a) no later than December 15, 2002 (unless otherwise agreed to in writing by the Company, Leucadia and TWC), prepare and file all Notification and Report Forms and any other information required under the HSR Act and the Company will pay all of the filing fees in connection therewith, and prepare and make any subsequent filings required, with respect to the transfer and delivery of the Company Common Stock to the Company and the TWC Common Stock to TWC in accordance with Section 5.2 hereof (the "Transfers"), if any, (b) cause the waiting period (and any extension thereof) under the HSR Act, if any, applicable to such Transfers to terminate prior to February 28, 2003, and
                  (c) to obtain by February 28, 2003, FCC and any other third party consent required, if any, for the release and delivery of the Escrowed Property, the Company Common Stock and the TWC Common Stock in accordance with Section 5.2 hereof.

22.      LEGEND

The Company Stock Certificate and the TWC Stock Certificate issued to Leucadia shall bear a legend on the face thereof substantially to the following effect:

                  "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN ESCROW AGREEMENT BETWEEN THE COMPANY, THE WILLIAMS COMPANIES, INC., LEUCADIA NATIONAL CORPORATION AND THE BANK OF NEW YORK, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. AMONG OTHER THINGS, THE ESCROW AGREEMENT PROVIDES FOR AUTOMATIC CANCELLATION OF SUCH

         SHARES OF STOCK IN CERTAIN CIRCUMSTANCES. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH ESCROW AGREEMENT."

If the Escrowed Property is released pursuant to Section 4 hereof, then upon the tendering by Leucadia to the Company of the Company Stock Certificate and the TWC Stock Certificate, the Company shall reissue such certificates to Leucadia without the legend required by this Section 22.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    WILTEL COMMUNICATIONS
                                    GROUP, INC.


                                    By:  /s/ HOWARD S. KALIKA
                                       -----------------------------------------
                                    Name:  Howard S. Kalika
                                    Title: Vice President


                                    THE WILLIAMS COMPANIES, INC.


                                    By:  /s/ JACK D. MCCARTHY
                                       -----------------------------------------
                                    Name:  Jack D. McCarthy
                                    Title: Senior Vice President and
                                           Chief Financial Officer


                                    LEUCADIA NATIONAL CORPORATION


                                    By:  /s/ JOSEPH A. ORLANDO
                                       -----------------------------------------
                                    Name:  Joseph A. Orlando
                                    Title: Vice President and CFO


                                    THE BANK OF NEW YORK


                                    By:  /s/ MATTHEW LOUIS
                                       -----------------------------------------
                                    Name:  Matthew Louis
                                    Title: Assistant Vice President

                                   SCHEDULE A

            WILLIAMS COMMUNICATIONS, LLC AUTHORIZATIONS AND LICENSES


SECTION 214 AUTHORITY

         1. Williams Communications, LLC operates as a provider of domestic telecommunications services pursuant to the blanket
                  Section 214 authority granted in Section 63.01(a) of the FCC's Rules, 47 C.F.R. Section 63.01(a).

INTERNATIONAL SECTION 214 AUTHORITY

         1. Overseas Carrier Section 214 Applications Actions Taken, Report No.1-8235, 12 FCC Rcd 3771 (1997).

CABLE LANDING LICENSE AUTHORIZATION

         1. Japan-U.S. Cable Network License and the China-U.S. Cable Network License, Granted on October 6, 2000, File No. SCL-T/C-20000510-00017 and SCL-ASG-20000929-00032.

EARTH STATION LICENSES

     CALL SIGN             LOCATION         GRANT - EXPIRATION DATE

     E920588               CO               01/29/1999 - 10/23/2002*

     KA341                 CO               10/30/1992 - 10/30/2002*

     KA342                 CO               10/30/1992 - 10/30/2002*

     KA343                 CO               05/14/1998 - 10/30/2002*

     E5740                 NJ               08/06/1999 - 05/31/2003

     E940361               CO               04/10/1998 - 09/23/2004

     E940448               CA               01/10/1998 - 10/07/2004


     E4970                 GA               09/22/1999 - 10/09/2004

     E950360               CA               04/10/1998 - 08/11/2005

     E950198               NJ               04/10/1998 - 09/29/2005

     E950202               CA               03/23/2000 - 09/29/2005

     E950200               NJ               08/06/1999 - 11/03/2005

     E950372               NJ               04/10/1998 - 12/15/2005

     E850041               GA               11/09/2000 - 01/10/2006

     E950361               NJ               01/27/1999 - 01/19/2006

     E960072               CO               04/10/1998 - 03/08/2006

     E850042               NJ               08/06/1999 - 04/04/2006

     E870824               CO               09/01/2000 - 03/27/2007

     E870823               CO               07/24/1998 - 05/22/2007

     E865124               OK               04/10/1998 - 07/10/2007

     E970415               CA               02/28/2001 - 11/21/2007

     E970447               GA               09/22/1999 - 01/23/2008

     E980228               CA               04/19/2001 - 12/16/2008

     E990351               CA               10/29/1999 - 10/29/2009

     E990403               GA               09/28/2000 - 12/30/2009

     E900015               CO               02/02/2000 - 02/02/2010

     E860101               NJ               02/02/2000 - 02/23/2010


     E000016               NJ               03/15/2000 - 03/15/2010

     E900432               CA               08/16/2000 - 08/10/2010

     E900431               NY               08/23/2000 - 08/24/2010

     E000489               NJ               10/11/2000 - 10/11/2010

     E000358               GA               11/17/2000 - 11/17/2010

     E000352               GA               01/03/2001 - 01/03/2011

     E910367               GA               05/18/2001 - 06/14/2011

     KB22                  CA               10/01/2001 - 09/13/2011

     E920098               IL               01/08/2002 - 01/17/2012

     KA331                 CA               08/06/1999 - 07/23/2017

     *Renewal license was filed with the FCC on September 30, 2002.

MICROWAVE LICENSES

CALL SIGN                  LOCATION         GRANT - EXPIRATION DATE    TYPE

     WNTQ351               CO               10/22/1998 - 01/14/2009    MG

     WNTQ352               CO               10/22/1998 - 01/14/2009    MG

     WNTQ353               CO               10/22/1998 - 01/14/2009    MG

     WNTQ354               CO               10/22/1998 - 01/14/2009    MG

     WNTQ355               CO               10/22/1998 - 01/14/2009    MG

     WNTQ357               CO               10/22/1998 - 01/14/2009    MG

     WNTQ358               CO               10/22/1998 - 01/14/2009    MG


     WNTQ359               CO               10/22/1998 - 01/14/2009    MG

     WPOU639               CO               07/28/1999 - 07/28/2009    MG

     WPOV252               CO               08/24/1999 - 08/24/2009    MG

     WPOL527               CO               12/14/1999 - 12/14/2009    MG

     WPOL592               GA               12/20/1999 - 12/20/2009    MG

     WPOL728               CO               01/05/2000 - 01/05/2010    MG

     WPOM433               CO               02/18/2000 - 02/18/2010    CF

     WPJZ982               CA               12/12/2001 - 12/01/2011    IG

     WPON426               CO               04/03/2000 - 04/03/2010    CT

     WMQ353                CO               02/27/2001 - 02/01/2011    CF

     WMQ354                CO               02/27/2001 - 02/01/2011    CF

     WMQ838                CO               02/27/2001 - 02/01/2011    CF

     WMQ839                CO               02/27/2001 - 02/01/2011    CF

     WMR578                CO               02/27/2001 - 02/01/2011    CT

     WLM388                GA               02/27/2001 - 02/01/2011    CF

     WLN645                GA               02/27/2001 - 02/01/2011    CF

     WLN646                GA               02/27/2001 - 02/01/2011    CF

     WLN647                GA               02/27/2001 - 02/01/2011    CF

     WLN649                GA               02/27/2001 - 02/01/2011    CF

     WLN651                GA               02/27/2001 - 02/01/2011    CF


     WPNH929               GA               02/27/2001 - 02/01/2011    CF

     WML462                OK               02/27/2001 - 02/01/2011    CF


     CF = Point to Point Microwave

     CT = Local Television Transmission

     IG = Industrial / Business Pool, Conventional

     MG = Microwave Industrial / Business Radio

                                   SCHEDULE B

                     TWC BUILDING PURCHASE CLOSING DOCUMENTS

1. Title Instruction Letter to Lawyers Title Insurance Company (escrow instructions)

2.       Special Warranty Deed by Williams Headquarters Building Company, as
         Grantor

3. Special Warranty Bill of Sale and Assignment by Williams Headquarters Building Company

4.       Secretary's Certificate of Williams Headquarters Building Company

5.       Indemnity Bond - The Williams Companies, Inc.

6.       Non-Foreign Entity Certification

7.       Oklahoma Sales Tax Affidavit Regarding Personal Property

8. Gap Indemnity given by Williams Headquarters Building Company to Lawyers Title Insurance Corporation

9. Owner's and Contractors Affidavit and Agreement of Williams Headquarters Building Company

10.      Affidavit and Agreement by Williams Headquarters Building Company

11.      Non-Imputation Affidavit by Williams Headquarters Building Company

12.      Non-Imputation Affidavit by TWC

13.      ALTA Survey

14. UCC Financing Statement Amendments to be filed in connection with termination of Williams Headquarters Building Company liens created under Master Lease (3 documents)

15.      Oklahoma Documentary Tax Affidavit by Williams Headquarters Building
         Company

16.      Joint Letter requesting title insurance of $175,000,000

17. Mortgage Tax Affidavit - Williams Headquarters Building Company (First Mortgage)

18.      Side Letter Agreement

                   COMPANY BUILDING PURCHASE CLOSING DOCUMENTS

1. Short Term Note in the original principal amount of $44,800,000 and having a stated face amount of $74,360,295.30

2.       Long Term Note in the original principal amount of $100,000,000

3. Mortgage with Power of Sale, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing made by Williams Technology Center, LLC in favor of Williams Headquarters Building Company

4. UCC-1 Financing Statement naming CG Austria as debtor and Williams Headquarters Building Company as secured party, to be filed in Delaware in connection with the Pledge Agreement *

5. UCC-1 Financing Statement naming Williams Technology Center, LLC as debtor and Williams Headquarters Building Company as secured party, to be filed in Delaware in connection with Purchase Money Mortgage

6. Second Mortgage Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing

7. UCC-1 Financing Statement naming Williams Technology Center, LLC as debtor and Bank of America, N.A. as secured party, to be filed in Oklahoma as a "fixture filing" in connection with the Second Mortgage

8. Pledge Agreement made by CG Austria, Inc. in favor of Williams Headquarters Building Company *

9. First Equitable Mortgage of Shares, made by CG Austria in favor of Bank of America, N.A. as Administrative Agent *

10. Second Equitable Mortgage of Shares, made by CG Austria in favor of Williams Headquarters Building Company *

11.      Opinion of Australian Counsel (re: Second Equitable Mortgage of
         Shares) *

12. Intercreditor and Subordination Agreement between Williams Headquarters Building Company and Bank of America, N.A. as Administrative Agent (PowerTel Collateral) *

13. Intercreditor and Subordination Agreement between Williams Headquarters Building Company and Bank of America, N.A., as Administrative Agent (Mortgaged Property)

14.      Secretary's Certificate of WTC

15.      Secretary's Certificate of WCL

16.      Secretary's Certificate of Old WCG

17.      Secretary's Certificate of New WCG

18.      Secretary's Certificate of CG Austria

19.      Secretary's Certificate of Williams Aircraft

19A.     Legal Opinion of Jones, Day, Reavis & Pogue (re: authorization)

20.      Legal Opinion of Jones, Day, Reavis & Pogue (re: pledge)*

21.      Legal Opinion of Gable Gotwals (Re: First Mortgage)

22.      Legal Opinion of Gable Gotwals (Re: Second Mortgage)

23.      Legal Opinion of Jones Vargas (Nevada local counsel) (Re: New WCG)

24. Gap Indemnity given by Williams Technology Center, LLC to Lawyers Title Insurance Corporation

25.      Affidavit and Agreement by Williams Technology Center, LLC

26. Purchaser's Affidavit and Agreement by purchaser Williams Technology Center, LLC

27.      Letter of Commonwealth Land Title regarding Reinsurance

* To be delivered to the Escrow Agent on or prior to 5 p.m. EST on October 23, 2002, in accordance with the terms of Amendment No. 9 to the WCL Amended and Restated Credit Agreement dated as of September 8, 1999 and the First Amendment to Real Property Purchase and Sale Agreement dated as of October 15, 2002, among TWC, WHBC, WTC, WCL, Communications, WilTel Communications Group, Inc., WAL and Williams Aircraft, Inc.

                               Call-Back Schedule
                     Telephone Number(s) for Call-backs and
           Person(s) Designated to Confirm Funds Transfer Instructions


If to the Company:         WilTel Communications Group, Inc.
                           One Williams Center
                           Tulsa, OK 74172

                           Wire Instructions:
                           [To be supplied by the Company Representative]


                           Name and Telephone Number:
                           Michael Diament
                           (817) 332-9500

If to TWC:                 The Williams Companies, Inc.
                           One Williams Center
                           Tulsa, OK 74172

                           Wire Instructions:
                           Bank One
                           Chicago, IL
                           ABA No. 071000013
                           Account of The Williams Companies, Inc.
                           Account No. 50-18285

                           Name and Telephone Number:
                           Delores Stephens
                           (918) 573-2230

If to Leucadia:            Leucadia National Corporation
                           315 Park Avenue South
                           New York, New York 10010

                           Name and Telephone Number:
                           Joseph A. Orlando
                           (212) 460-1900

                                   Schedule I


Funds should be wired to:

                  The Bank of New York
                  ABA # 021000018
                  GLA/111565
                  For credit to account number 213845
                  N/O WCG/Leucadia Escrow

                                   Schedule II

                                Escrow Agent Fees

$1,500 Acceptance Fee
$7,500 Annual Fee

                                                                       EXHIBIT A


                           [Company Letter of Credit]

                                                                       EXHIBIT B


                             [TWC Letter of Credit]

                                                                       EXHIBIT C


                             [Director Resignations]

                                   RESIGNATION


To:      WilTel Communications Group, Inc.
         One Technology Center
         Tulsa, Oklahoma 74103


                  Reference is made to the Escrow Agreement, dated as of October 15, 2002 (the "Escrow Agreement"), by and among WilTel Communications Group, Inc. ("WilTel"), The Williams Companies, Inc., Leucadia National Corporation and The Bank of New York as Escrow Agent. Effective on the earlier of (i) the date that the Escrow Agent (as defined in the Escrow Agreement) delivers and releases the Escrowed Property (as defined in the Escrow Agreement) and other documents pursuant to Section 5.2 of the Escrow Agreement and (ii) the cancellation of the Company Stock Certificate and TWC Stock Certificate pursuant to Section 5.4 of the Escrow Agreement, I hereby give irrevocable notice of my resignation as a Director of WilTel, a Nevada corporation.

                  In the event that the Escrowed Property is released pursuant to Section 4 of the Escrow Agreement, this resignation shall be void and be of no further force and effect.



                  Dated as of October 15, 2002.




                                                      --------------------------
                                                      Ian M. Cumming

                                   RESIGNATION



To:      WilTel Communications Group, Inc.
         One Technology Center
         Tulsa, Oklahoma 74103


                  Reference is made to the Escrow Agreement, dated as of October 15, 2002 (the "Escrow Agreement"), by and among WilTel Communications Group, Inc. ("WilTel"), The Williams Companies, Inc., Leucadia National Corporation and The Bank of New York as Escrow Agent. Effective on the earlier of (i) the date that the Escrow Agent (as defined in the Escrow Agreement) delivers and releases the Escrowed Property (as defined in the Escrow Agreement) and other documents pursuant to Section 5.2 of the Escrow Agreement and (ii) the cancellation of the Company Stock Certificate and TWC Stock Certificate pursuant to Section 5.4 of the Escrow Agreement, I hereby give irrevocable notice of my resignation as a Director of WilTel, a Nevada corporation.

                  In the event that the Escrowed Property is released pursuant to Section 4 of the Escrow Agreement, this resignation shall be void and be of no further force and effect.



                  Dated as of October 15, 2002.




                                                      --------------------------
                                                      Joseph S. Steinberg

                                   RESIGNATION


To:      WilTel Communications Group, Inc.
         One Technology Center
         Tulsa, Oklahoma 74103


                  Reference is made to the Escrow Agreement, dated as of October 15, 2002 (the "Escrow Agreement"), by and among WilTel Communications Group, Inc. ("WilTel"), The Williams Companies, Inc., Leucadia National Corporation and The Bank of New York as Escrow Agent. Effective on the earlier of (i) the date that the Escrow Agent (as defined in the Escrow Agreement) delivers and releases the Escrowed Property (as defined in the Escrow Agreement) and other documents pursuant to Section 5.2 of the Escrow Agreement and (ii) the cancellation of the Company Stock Certificate and TWC Stock Certificate pursuant to Section 5.4 of the Escrow Agreement, I hereby give irrevocable notice of my resignation as a Director of WilTel, a Nevada corporation.

                  In the event that the Escrowed Property is released pursuant to Section 4 of the Escrow Agreement, this resignation shall be void and be of no further force and effect.

                  Dated as of October 15, 2002.




                                                      --------------------------
                                                      Alan J. Hirshfield

                                   RESIGNATION



To:      WilTel Communications Group, Inc.
         One Technology Center
         Tulsa, Oklahoma 74103


                  Reference is made to the Escrow Agreement, dated as of October 15, 2002 (the "Escrow Agreement"), by and among WilTel Communications Group, Inc. ("WilTel"), The Williams Companies, Inc., Leucadia National Corporation and The Bank of New York as Escrow Agent. Effective on the earlier of (i) the date that the Escrow Agent (as defined in the Escrow Agreement) delivers and releases the Escrowed Property (as defined in the Escrow Agreement) and other documents pursuant to Section 5.2 of the Escrow Agreement and (ii) the cancellation of the Company Stock Certificate and TWC Stock Certificate pursuant to Section 5.4 of the Escrow Agreement, I hereby give irrevocable notice of my resignation as a Director of WilTel, a Nevada corporation.

                  In the event that the Escrowed Property is released pursuant to Section 4 of the Escrow Agreement, this resignation shall void and be of no further force and effect.


                  Dated as of October 15, 2002.




                                                      --------------------------
                                                      Jeffrey C. Keil